Exhibit 99.1

Sterling Financial Corporation of Spokane, Washington, Announces Filing of Universal Shelf Registration

SPOKANE, Wash.--(BUSINESS WIRE)--July 20, 2009--Sterling Financial Corporation (NASDAQ:STSA), today announced that it has filed a universal shelf registration statement on Form S-3 with the Securities and Exchange Commission ("SEC"). This registration statement replaces the company's prior shelf registration statement, and increases the amount of money that Sterling may raise under the registration statement.

If and when the registration statement is declared effective by the SEC and certain other conditions have been met, Sterling may issue up to an aggregate of $500 million of equity, debt, or other types of securities from time to time and through one or more methods of distribution. "By updating and expanding our shelf registration, we are ensuring that Sterling has the ongoing financial flexibility to meet the continued credit needs of the communities that we serve and act strategically as consolidation opportunities emerge," said Mr. Gilkey.

The registration statement Sterling has filed with the SEC serves as a written prospectus providing a general description of the securities that Sterling would be permitted to offer, but does not specify the price or the number of securities that Sterling may actually offer. If and when Sterling determines to issue any securities under the registration statement, then Sterling will issue a prospectus supplement that contains the terms of any such future offering.

About Sterling Financial Corporation

Sterling Financial Corporation of Spokane, Washington, is the bank holding company for Sterling Savings Bank, a commercial bank, and Golf Savings Bank, a savings bank focused on single-family mortgage originations. Both banks are state chartered and federally insured. Sterling offers banking products and services, mortgage lending, construction financing and investment products to individuals, small businesses, commercial organizations and corporations. As of March 31, 2009, Sterling Financial Corporation had assets of $12.82 billion and operated more than 175 depository branches throughout Washington, Oregon, Idaho, Montana and California. Visit Sterling's website at www.sterlingfinancialcorporation-spokane.com.

Forward-Looking Statements

This release contains forward-looking statements, which are not historical facts and pertain to Sterling's future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include, but are not limited to, statements about Sterling's plans, objectives, expectations and intentions and other statements contained in this release that are not historical facts. When used in this release, the words "expects," "'anticipates,'' ''intends,'' ''plans,'' ''believes,'' ''seeks,'' ''estimates'' and similar expressions are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond Sterling's control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in these forward-looking statements because of numerous possible risks and uncertainties. These include but are not limited to: the possibility of continued adverse economic developments that may, among other things, increase default and delinquency risks in Sterling's loan portfolios; shifts in interest rates that may result in lower interest rate margins; shifts in the demand for Sterling's loan and other products; lower-than-expected revenue or cost savings in connection with acquisitions; changes in accounting policies; changes in the monetary and fiscal policies of the federal government; and changes in laws, regulations and the competitive environment.

CONTACT:
Sterling Financial Corporation
Daniel G. Byrne, 509-458-3711
EVP, Chief Financial Officer
or
Deborah L. Wardwell, CFA, 509-354-8165
VP, Investor Relations Director